SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 25, 2010

Date of Report

(Date of Earliest Event Reported)

Synovus Financial Corp.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Bay Avenue, Suite 500, Columbus, Georgia 31901

(Address of principal executive offices) (Zip Code)

(706) 649-2311

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On October 25, 2010, Synovus Financial Corp. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2010 (the “Press Release”). The Company also made available certain supplemental financial information (the “Supplemental Information”) prepared for use in connection with the Press Release. Copies of the Press Release and the Supplemental Information are attached to this Current Report as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by this reference.

The Company uses certain non-GAAP financial measures in the Press Release and during its earnings conference calls. The definitions of these non-GAAP financial measures, together with a discussion of the usefulness and purpose of such measures and a reconciliation of each of these non-GAAP financial measures to the most directly comparable GAAP measure, is provided in the Explanation of Non-GAAP Financial Measures attached as Exhibit 99.3 to this Current Report. Reconciliations of all non-GAAP financial measures used in the Press Release or the Company’s earning conference call will also be posted on the Company’s website prior to the commencement of the earnings conference call.

The information contained in Item 2.02 of this Current Report on Form 8-K, including the information set forth in Exhibits 99.1, 99.2 and 99.3 and incorporated herein by reference, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

99.1	Synovus press release dated October 25, 2010

99.2	Supplemental Financial Information prepared for use with the press release

99.3	Explanation of Non-GAAP Financial Measures

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Synovus has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNOVUS FINANCIAL CORP. (“Synovus”)

Dated: October 25, 2010	By:	/s/ Samuel F. Hatcher
Executive Vice President, General Counsel and Secretary

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